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                                                                   Exhibit 10.10

                                 Amendment No. 2
                                       to
                              Employment Agreement


         This Amendment No. 2 dated as of November 18, 1999 to the Employment Agreement dated as of February 5, 1997, as amended to date (as so amended, the "Employment Agreement") between Aeroflex Incorporated, a Delaware corporation, with its principal office located at 35 South Service Road, Plainview, NY 11803 (together with its successors and assigns permitted under this Agreement, the "Company"), and Carl Caruso, who resides at 5 Flamingo Drive, Smithtown, NY 11787 (the "Employee").

         WHEREAS, the Company and the Executive entered into the Employment Agreement, the terms of which were amended on November 17, 1998, and now desire to further modify certain of the terms and provisions thereof;

         NOW, THEREFORE, it is agreed as follows:

         1.       The Employment Agreement is hereby amended as follows:

                  (a) Section 3(a) of the Employment Agreement is hereby amended and restated as follows:

                  "(a) Effective September 4, 1999, the Employee shall receive from the Company an initial annual Base Salary, payable in accordance with the regular payroll practices of the Company, of $200,000. During the Term of Employment, the Compensation Committee shall review the Base Salary no less often than annually for increase as of each July 1 beginning with July 1, 1997; provided, however, that increases shall not be less than the increases in the Consumer Price Index for the New York and Northeastern New Jersey Region, as published by the United States Department of Labor, Bureau of Labor Statistics using June 1996 as the basedate, determined and payable as provided in Section 3(b) below."

2. All capitalized terms used herein, unless otherwise defined herein, are used herein as defined in the Employment Agreement. Except as expressly provided herein, all terms and provisions of the Employment Agreement shall remain in full force and effect.

              IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the date first above written.

                                       AEROFLEX INCORPORATED

                                       By: /s/ Charles Badlato
                                          --------------------------------------
                                             Name:  Charles Badlato
                                             Title: Treasurer


                                            /s/ Carl Caruso
                                       -----------------------------------------
                                                Carl Caruso